Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of June 8, 2004, by and among Digital Lightwave, Inc., a Delaware corporation (the “Company”), and CIT Technologies Corporation, a Michigan corporation (the “Stockholder”).
RECITALS
A.   The Company and the Stockholder entered into that certain Mediation Settlement Agreement, dated as of June 8, 2004 (the “Settlement Agreement”), pursuant to which the Company issued Stockholder 2,500,000 shares of Common Stock of the Company (the “Shares”).
B.   Pursuant to the Settlement Agreement, the Company agreed to grant certain registration rights to the Stockholder with respect to the Shares as more fully described herein.
AGREEMENT
In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:
1.   Registration Rights.
1.1   Definitions. For purposes of this Agreement:
(a)   The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the subsequent declaration or ordering of the effectiveness of such registration statement or document.
(b)   The term “Registrable Securities” means the Shares and any other shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however, that the Shares or other securities shall only be treated as Registrable Securities until the date when such Registrable Securities (A) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act (unless sold in connection with an exempt sale occurring prior to the Effective Date in which the rights under this Agreement are assigned to such purchasers in accordance with this Agreement), or (B) may be sold without any volume or other restrictions pursuant to Rule 144(k) under the Securities Act (“Rule 144(k)”).
(c)   The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act.
(d)   The term “SEC” means the U.S. Securities and Exchange Commission.
(e)   “Effective Date” shall mean the actual date the SEC declares the Registration Statement effective.
(f)   “Affiliate” shall have the meaning assigned to it under the Rule 501 of the Securities Act.
(g)   Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the Settlement Agreement.
1.2   Form S-3 Registration. The Company shall (X) file a registration statement on Form S-3 covering the Registrable Securities within 7 calendar days of the Closing (except that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then within 20 calendar days of notice of same from the SEC the Company shall file a registration statement on Form S-1 covering the Registrable Securities) (the “Registration Statement”) and (Y) cause the Registration Statement to be declared effective as soon as possible following the filing (and in any event within 120 calendar days following the date of such filing; provided, however, that in the event the SEC determines to review the Registration Statement, then to cause the Registration Statement to be declared effective within 10 business days after receiving notice from the SEC that the Registration Statement will not be subject to further review (the “Effectiveness Deadline”)). All expenses incurred in connection with a registration pursuant to this Section 1.2, including (without limitation) all registration, filing, qualification, printer, legal and accounting fees shall be borne by the Company. The Company shall not be required to pay any selling expenses of the Stockholder, including any underwriters’ or brokers’ fees, discounts or commissions relating to the Registrable Securities, or the fees or expenses of separate counsel to the Stockholder. The Company may include in the Registration Statement other shares of Common Stock of the Company up to a maximum of 5,000,000 additional shares (for a maximum total of 7,500,000 shares) as it determines in its sole discretion; provided, however, that the inclusion of such other securities shall not in any way limit the number of shares registered under the Registration Statement by the Stockholder or modify the Company’s obligations to the Stockholder hereunder. The Company will use its best effort to respond to all requests or comments by the SEC not later than the earlier of the date due or 10 business days from receipt of the request.
1.3   Liquidated Damages. If the Registration Statement covering the Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline through either delay caused by the Company or because the Company withdraws, suspends or otherwise retracts use of the Registration Statement, then the Company shall make an additional payment of 125,000 shares of restricted Common Stock of the Company (each an “Additional Damage Payment”) to the Stockholder as liquidated damages, and not as a penalty, for each 30-day period (or any part thereof) following the Effectiveness Deadline until the Registration Statement is actually declared effective by the SEC. Each Additional Damage Payment, if any, shall be made to the Stockholder on the applicable monthly anniversary of the Effectiveness Deadline. This remedy is separate from and in addition to the liquidated damages provisions of ¶5.2 of the Settlement Agreement.
1.4   Obligations of the Company.
(a)   The Company shall use commercially reasonable efforts to keep the Registration Statement effective until the earlier of (i) the one-year anniversary of the date of the Effective Date (as extended pursuant to Section 1.6(b)), (ii) such date as all of the Registrable Securities covered by the Registration Statement have been resold, and (iii) such date as all of the Registrable Securities covered by the Registration Statement may be sold without any volume or other restrictions pursuant to Rule 144(k).
(b)   The Company shall, from time to time, timely prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.
(c)   The Company shall cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.
(d)   The Company shall furnish to the Stockholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.
1.5   Furnish Information.
(a)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Stockholder that the Stockholder shall furnish to the Company with the following information prior to the date of the filing of the Registration Statement.
(i)   The number of shares of the Company’s Common Stock beneficially owned by the Stockholder as of the filing date of the Registration Statement. Absent further written notice from the Stockholder pursuant to Section 5.6 below, the Stockholder represents for purposes of this Section 1.5(a)(i) that effective upon delivery of the Shares to the Stockholder pursuant to this Agreement that the number of Registrable Securities the Stockholder beneficially owns is the 2,500,000 shares transferred to the Stockholder pursuant to the Settlement Agreement; and
(ii)   The terms of any material relationship between the Stockholder and the Company or any of its predecessors or affiliates that currently exists or that existed within the three year period prior to the filing date of the Registration Statement. The SEC has indicated that the term “material relationship” probably includes any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. Absent further written notice from the Stockholder pursuant to Section 5.6 below, the Stockholder represents for purposes of this Section 1.5(a)(ii) that the only relationships between the Company and the Stockholder that could be construed as a “material relationship” existing or that occurred during the last three years arise from the Leases (as defined in the Settlement Agreement), by the Company as vendor and provider of services on the Company’s products from time to time over the years, the financing of the Company’s products and services from time to time to the Company’s or the Stockholder’s customers, the Settlement Agreement and this Agreement, which relationships the Company has knowledge of both in terms of scope, terms, and monetary value.
(b)   In addition the Stockholder shall provide the Company with such additional information as demanded by the SEC concerning the Stockholder, if any, in connection with its review of the Registration Statement. Company shall provide proof that the SEC required such information from the Stockholder.
1.6   Suspensions.
(a)   The Company may suspend the use of the Registration Statement, at any time (and from time to time) when the Company, in its good faith reasonable judgment after consultation with counsel, believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the Registration Statement could result in a violation of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any provision of any state securities law or any other legal requirement (the “Suspension Right”) (it being understood that if the Company suspends such use, the Stockholder agrees: (a) not to offer or sell any Registrable Securities pursuant to the Registration Statement during the period in which the suspension is in effect after receiving notice of such suspension; and (b) if so directed by the Company, to deliver to the Company all copies of the prospectus covering such Registrable Securities in the Stockholder’s possession at the time of receipt of such notice). In the event the Company exercises the Suspension Right, such suspension shall continue for the period of time, and only such period of time, reasonably necessary for disclosure to occur at a time that is not detrimental to the Company or its stockholders or until such time as the information or event is no longer material, each as determined in good faith by the Company after consultation with counsel (the “Suspension Period”). The Company shall promptly give the Stockholder notice of any such suspension and prompt notice of the cessation of suspension. The Company shall use commercially reasonable efforts to minimize the length of any Suspension Period.
(b)   If any Suspension Period(s) occur during the Lock-Up Period (as defined in the Settlement Agreement), then the Lock-Up Period shall be extended for that additional number of days equal to the number of days of each such Suspension Period. Further, the Company’s obligation to keep the Registration Statement effective pursuant to Section 1.4(a) shall be extended for that additional number of days equal to the cumulative number of days of all Suspension Periods.
2.   Representations, Warranties and Covenants.
2.1   Securities Matters. The Stockholder represents and warrants to Company that as of the date of this Agreement it is (i) acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act except pursuant to an effective registration statement and in compliance with applicable state securities laws or pursuant to an exemption from the registration requirements of applicable securities laws and (ii) an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act.

2.2   Restricted Securities; Legends.
(a)   The Stockholder acknowledges and agrees that (1) the Shares have not been registered under the provisions of the Securities Act, and that the Shares may not be transferred without such registration unless the Stockholder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be transferred may be transferred without such registration; and (2) any sale of the Shares under the Registration Statement shall be made only in compliance with the terms of this Agreement.
(b)   The Stockholder acknowledges and agrees that the certificate(s) for the Shares shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Shares):
The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.
(c)   Once the Registration Statement has been declared effective, or the Shares are eligible for resale pursuant to Rule 144(k) under the Securities Act, thereafter (A) upon request of the Stockholder the Company will substitute certificates without restrictive legend for certificates for Shares issued prior to the date of the effectiveness or prior to the time of such eligibility, as the case may be, which bear such restrictive legend and remove any stop transfer restriction relating thereto promptly, and (B) the Company shall not place any restrictive legend on certificates for the Shares subsequently issued or impose any stop transfer restriction thereon.
Other Transfer Restrictions and Hedging Transactions.
(a)   The undersigned representative of the Stockholder hereby confirms based on his actual knowledge that, since the filing of the Action which is the subject of the Settlement Agreement through the date of this Agreement, the Stockholder has not:
(i)   directly or indirectly, acquired any shares of common stock of the Company (the “Common Stock”) or any securities convertible into or exchangeable for the Common Stock, or entered into any transaction which is designed to, or might reasonably be expected to, have resulted in any of the foregoing (whether actually or in economic effect, by the Stockholder or any affiliate of the Stockholder or any person in privity with the Stockholder or any affiliate of the Stockholder); or
(ii)   directly or indirectly, executed or effected or caused to be executed or effected any hedge, short sell, option, equity swap, or otherwise disposed of or reduced its risk of loss with respect to, in a single transaction or a series of transactions, the Common Stock or any securities convertible into or exchangeable for the Common Stock, or entered into any transaction which is designed to, or might reasonably be expected to, have resulted in any of the foregoing (whether actually or in economic effect, by the Stockholder or any affiliate of the Stockholder or any person in privity with the Stockholder or any affiliate of the Stockholder) (collectively, any “Hedging Transaction”).
(b)   For a period of ninety (90) days following the Closing, the Stockholder covenants that it will not directly or indirectly, execute or effect or cause to be executed or effected any Hedging Transaction.
2.4   Plan of Distribution. The Stockholder acknowledges that it will comply with applicable law and to the extent required by law it will:
(a)   cause to be furnished to any purchaser of the Shares and to the broker-dealer, if any, through which the Shares may be offered, a copy of the final prospectus contained in the Registration Statement;
(b)   not bid for or purchase any securities of the Company or any rights to acquire the Company’s securities, or attempt to induce any person to purchase any of the Company’s securities or any rights to acquire the Company’s securities other than as permitted under the Exchange Act;
(c)   effect all sales, distributions or gifts of the Shares in accordance with the plan of distribution described in the section of the Registration Statement entitled “Plan of Distribution,” a draft of which will be provided and approved by the Stockholder prior to the filing of the Registration Statement.
3.   Right of First Refusal. Before any Shares held by the Stockholder or its assignees may be sold or otherwise transferred, the Company or its assignee(s) shall have a right of first refusal to purchase such Shares on the terms and conditions set forth in this Section 3 (the “Right of First Refusal”). Any such sale or transfer of the Shares shall be void unless the provisions of this Section 3 are satisfied.
3.1   Notice of Proposed Transferee. The Stockholder shall deliver to the Company a written notice (the “Notice”) stating: (A) the Stockholder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Stockholder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
3.2   Exercise of Right of First Refusal. At any time within two (2) business days after receipt of the Notice, the Company and/or its assignee(s) may, by the Company giving written notice to the Stockholder of its or any of its assignee(s)’ election to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 3.3 below. No counteroffer will be considered.
3.3   Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3 shall be the Offered Price (which shall be in cash).
3.4   Payment of Purchase Price. Payment of the Purchase Price shall be made in cash (by certified check or wire transfer to an account designed by the Stockholder), within three (3) business days after receipt of the Notice, without setoff, abatement or reductions of any kind or manner.
3.5   Stockholder’s Transfer Rights. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3, then the Stockholder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is effected in accordance with any applicable securities laws. If the Stockholder proposes to change the price or other terms of any Shares described in the Notice to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall have 24 hours from its receipt of such Notice to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 3.3 above, with payment made to Stockholder in accordance with Section 3.4 above.
3.6   Company Assignment. The right of the Company to purchase any part of the Shares pursuant to this Section 3 may be assigned in whole or in part to any stockholder or stockholders of the Company, but subject to the terms and conditions of this Section 3.
3.7   Exceptions. (a) Anything to the contrary contained in this Section 3 notwithstanding, the transfer of any or all of the Shares by the Stockholder to any Affiliate of the Stockholder shall be exempt from the provisions of this Section 3. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b) In addition, anything to the contrary contained in this Section 3 notwithstanding, the sale of any or all of the Shares hereunder pursuant to “brokers’ transactions” (as defined in Rule 144(g) of the Securities Act) shall be exempt from the provisions of this Section 3.
4.   Indemnification and Contribution.
4.1   Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless the Stockholder and each person, if any, who controls the Stockholder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Company Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and the Company will pay when incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4.1 shall not apply (i) to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, (ii) in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon a Company Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Stockholder or controlling person, or (iii) in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon a Company Violation made in any prospectus or included in the Registration Statement if (X) the Stockholder fails to deliver a copy of the prospectus prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished the Stockholder with a sufficient number of copies of the same and (Y) the prospectus corrected such Company Violation.
   4.2   By the Stockholder. To the extent permitted by law, the Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Stockholder Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent (and only to the extent) that such Stockholder Violation occurs in reliance upon and in conformity with written information furnished by the Stockholder expressly for use in connection with such registration; and the Stockholder will pay when incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 4.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 4.2 exceed the gross proceeds from the offering received by the Stockholder.
4.3   Notice of Claims, etc. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right, at its own expense, to retain its own counsel if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4 to the extent of such prejudice or damage arising from such prejudice but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.
5.   Miscellaneous.
5.1   Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the Company and the Stockholder. Any amendment or waiver effected in accordance with this Section 5.1 shall be binding upon the parties and their respective successors and assigns.
5.2   Assignment. The right to include the Registrable Securities in the Registration Statement pursuant to Section 1.2 may be assigned by the Stockholder to a transferee or assignee of at least 25,000 of the Shares (as adjusted for stock splits, combinations, dividends, or recapitalizations); provided the Company is, prior to such transfer, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if the Company is provided with an executed copy of an agreement pursuant to which the transferee agrees to be bound by all of the terms of this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and under this Agreement. The foregoing share limitation shall not apply, however, to transfers by the Stockholder to any Affiliate of the Stockholder, provided that all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under Section 1.2. Other than as provided above, neither this Agreement nor any of the rights hereunder shall be assignable by either party without the written consent of the Company and the Stockholder.
5.3   Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of law.
5.4   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
5.5   Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
5.6   Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed effective upon a parties, with a copy to such parties’ counsel, receipt by hand delivery or by overnight delivery service, or 72 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.
5.7   Severability. The provisions of this Agreement are severable. If a court of competent jurisdiction rules that any provision of this Agreement is invalid or unenforceable, such ruling will not and shall not affect the validity and enforceability of any other provision of this Agreement.
5.8   Further Mediation. Any controversy or claim arising out of or relating to this Agreement shall be submitted to mediation through the parties’ mediator, Laurie Reimer, at a mutually convenient time and date (but, in any event, within 20 days of any controversy or claim arising).
5.9   Entire Agreement. This Agreement and the Settlement Agreement are the product of all of the parties hereto, and together constitute the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions other than the Settlement Agreement are expressly canceled. In the event of a conflict between this Agreement and the Settlement Agreement, this Agreement shall govern to topics set forth herein.
5.10.   Time. Time is of the essence.
5.11   Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.
5.12   Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.
5.13   Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
The parties have executed this Registration Rights Agreement as of the date first above written.
COMPANY:

DIGITAL LIGHTWAVE, INC.

By:
James Green
President and Chief Executive Officer

Address: 15550 Lightwave Drive
Clearwater, FL 33760

STOCKHOLDER:

CIT TECHNOLOGIES CORPORATION

By:
Ben Landriscina
Title: Executive Vice President
Address: 1211 Avenue of Americas
New York, New York 10036